UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): May 8, 2023

LAMF GLOBAL VENTURES CORP. I

(Exact name of registrant as specified in its charter)

Cayman Islands	001-41053	98-1616579
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

9255 Sunset Blvd., Suite 515

West Hollywood, California 90069

(Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code: (424) 343-8760

Not Applicable

(Former name or former address, if changed since last report)

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Units, each consisting of one Class A ordinary share, $0.0001 par value, and one-half of one redeemable warrant	LGVCU	The Nasdaq Stock Market LLC
Class A ordinary shares, par value $0.0001 par value	LGVC	The Nasdaq Stock Market LLC
Warrants, each whole warrant exercisable for one Class A ordinary share at an exercise price of $11.50 per share	LGVCW	The Nasdaq Stock Market LLC

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☒	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 1.01	Entry into Material Definitive Agreement.

On April 26, 2023, LAMF Global Ventures Corp. I, a Cayman Islands exempted company (the “Company” or “LAMF”), filed a definitive proxy statement (the “Extension Proxy”) for its extraordinary general meeting of shareholders (the “Extension Meeting”), scheduled to be held on May 11, 2023, at which the Company’s shareholders will vote on, among other things, a proposal to amend the Company’s amended and restated memorandum and articles of association to extend the date by which the Company has to consummate an initial business combination (the “Extension Proposal”) from May 16, 2023 to November 16, 2023 (the “Extended Date” and, such extension, the “Initial Extension”), and to allow the Company, without another shareholder vote, by resolution of the Company’s board of directors, to elect to further extend the Extended Date in one-month increments up to six additional times, or up to a total of twelve months, up to May 16, 2024 (each, an “Additional Monthly Extension”). As disclosed in the Extension Proxy, assuming all proposals presented to shareholders are approved, LAMF SPAC Holdings I LLC, a Cayman Islands limited liability company and the Company’s sponsor (the “Sponsor”), has informed the Company that it expects to convert all of the Class B ordinary shares of the Company (the “Founder Shares”) held by it into Class A ordinary shares prior to any redemptions of Class A ordinary shares (the “Conversion”).

As previously disclosed, on May 5, 2023, the Company and the Sponsor entered into non-redemption agreements (the “Initial Non-Redemption Agreements”) with unaffiliated third party investors (the “Initial Investors”), pursuant to which the Initial Investors have, in connection with the Extension Meeting, agreed not to redeem, or to reverse and revoke any prior redemption election with respect to 1,300,000 Class A ordinary shares of the Company in the aggregate (the “Non-Redeemed Shares”). On May 8, 2023, the Company and the Sponsor entered into further non-redemption agreements (the “Additional Non-Redemption Agreements”) with additional unaffiliated third party investors (the “Additional Investors”) pursuant to which the Additional Investors have, in connection with the Extension Meeting, agreed not to redeem, or to reverse and revoke any prior redemption election with respect to 1,588,000 Non-Redeemed Shares. Pursuant to the Additional Non-Redemption Agreements, the Sponsor has agreed to transfer to the Additional Investors (i) for the Initial Extension, a number of Class B ordinary shares of the Company (the “Founder Shares”) equal to 21% of the number of Non-Redeemed Shares, or 333,480 Founder Shares, and (ii) for each Additional Monthly Extension, a number of Founder Shares equal to 3.5% of the number of Non-Redeemed Shares, or 55,580 Founder Shares for each Additional Monthly Extension, or up to an aggregate of 666,960 Founder Shares if the Initial Extension and all Additional Monthly Extensions are implemented. In the aggregate, the Initial Investors and Additional Investors agreed not to redeem, or to reverse and revoke any prior redemption election with respect to 2,888,000 Non-Redeemed Shares.

Pursuant to the terms of the Additional Non-Redemption Agreements, the Company has agreed that it will continue to invest the funds held in its trust account in U.S. government securities or in money market funds which invest only in direct U.S. government treasury obligations until the earlier of the consummation of the Company’s initial business combination and 24 months after the date of the consummation of the Company’s initial public offering and thereafter will invest the funds held in the trust account in interest-bearing demand deposit accounts or certificates of deposit until the earlier of the consummation of the Company’s initial business combination or the liquidation of the trust account. The Company has also agreed to that it will not utilize any funds held in the trust account to pay excise taxes that may become due pursuant to the Inflation Reduction Act of 2022 upon a redemption of the Company’s Class A ordinary shares, to the extent applicable to the Company. Based upon the amount held in the trust account as of May 8, 2023, which was $265,937,376.89 (including interest not previously released to the Company to pay its taxes), the Company estimates that the per-share price at which public shares may be redeemed from cash held in the Trust Account will be approximately $10.51 at the time of the Extension Meeting.

Pursuant to the terms of the Additional Non-Redemption Agreements, the Company and the Sponsor may enter into additional non-redemption agreements from time to time with other parties, subject to the terms set forth in the Additional Non-Redemption Agreements.

The foregoing summary of the Non-Redemption Agreements does not purport to be complete and is qualified in its entirety by reference to the form of Non-Redemption Agreement that is filed as Exhibit 10.1 hereto and incorporated herein by reference.

Important Information and Where to Find It

LAMF has filed the Extension Proxy with the U.S. Securities and Exchange Commissions (the “SEC”). LAMF has mailed the Extension Proxy to its shareholders of record as of April 10, 2023 in connection with the Extension Proposal. Investors and shareholders are advised to read the Extension Proxy and any amendments thereto, because these documents will contain important information about the Extension Proposal and LAMF. Shareholders will also be able to obtain copies of the Extension Proxy, without charge, at the SEC’s website at www.sec.gov or by directing a request to: LAMF Global Ventures Corp. I, 9255 Sunset Blvd., Suite 515, West Hollywood, California 90069.

Participants in the Solicitation

LAMF and its directors and executive officers may be considered participants in the solicitation of proxies of LAMF’s shareholders in connection with the Extension Proposal. Investors and shareholders may obtain more detailed information regarding the names and interests of LAMF’s directors and officers in LAMF and the Extension Amendment in LAMF’s Annual Report on Form 10-K filed with the SEC on March 31, 2023, any subsequent Quarterly Report on Form 10-Q filed with the SEC and in the other reports LAMF file with the SEC, including the Extension Proxy. These documents can be obtained free of charge from the sources indicated above.

No Offer or Solicitation

This Current Report on Form 8-K shall not constitute a solicitation of a proxy, consent, or authorization with respect to any securities or in respect of any business combination. This Current Report on Form 8-K shall not constitute an offer to sell or the solicitation of an offer to buy any securities, nor shall there be any sale of securities in any states or jurisdictions in which such offer, solicitation, or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offering of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act, or an exemption therefrom.

Forward-Looking Statements

This Current Report on Form 8-K includes “forward-looking statements” within the meaning of the “safe harbor” provisions of the United States Private Securities Litigation Reform Act of 1995. Forward-looking statements may be identified by the use of words such as “estimate,” “plan,” “project,” “forecast,” “intend,” “will,” “expect,” “anticipate,” “believe,” “seek,” “target”, “may”, “intend”, “predict”, “should”, “would”, “predict”, “potential”, “seem”, “future”, “outlook” or other similar expressions (or negative versions of such words or expressions) that predict or indicate future events or trends or that are not statements of historical matters. These forward-looking statements are not guarantees of future performance, conditions or results, and involve a number of known and unknown risks, uncertainties, assumptions and other important factors, many of which are outside LAMF’s control, that could cause actual results or outcomes to differ materially from those discussed in the forward-looking statements. Important factors, among others, that may affect actual results or outcomes include: LAMF’s ability to enter into a definitive agreement with respect to a proposed business combination within the time provided in LAMF’s amended and restated memorandum and articles of association; the ability of LAMF to obtain the financing necessary to consummate a potential business combination; the failure to realize the anticipated benefits of a proposed business combination, including as a result of a delay in consummating a proposed business combination; the risk that approval of LAMF’s shareholders for the Extension Amendment is not obtained; the level of redemptions made by the LAMF’s shareholders in connection with the Extension Amendment and a proposed business combination and its impact on the amount of funds available in LAMF’s trust account to complete an initial business combination; the ability of LAMF and LAMF’s sponsor, LAMF SPAC Holdings I LLC, to enter into non-redemption agreements; and those factors discussed in LAMF’s Annual Report on Form 10-K filed with the SEC on March 31, 2023, any subsequent Quarterly Report on Form 10-Q filed with the SEC and in the other reports we file with the SEC, including the Extension Proxy. LAMF does not undertake any obligation to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise, except as required by law.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description

10.1	Form of Non-Redemption Agreement (incorporated by reference to Exhibit 10.1 to LAMF’s Current Report on Form 8-K filed May 5, 2023)

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LAMF GLOBAL VENTURES CORP. I

	By:	/s/ Simon Horsman
	Name:	Simon Horsman
	Title:	Chief Executive Officer

Dated: May 9, 2023

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